State Street Institutional Premier Growth Equity Fund	SSPGX (Investment Class) SSPSX (Service Class)

(formerly known as the Premier Growth Equity Fund)

Summary Prospectus–April 30, 2017

Before you invest, you may want to review the Fund’s Statutory Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Statutory Prospectus, Statement of Additional Information and other information about the Fund online at www.ssga.com/geam/prospectus. You can also get this information at no cost by calling 1-800-242-0134 or by sending an email request to Statestreetfunds@ssga.com. The Fund’s Statutory Prospectus and Statement of Additional Information, both dated April 30, 2017, are incorporated by reference into this Summary Prospectus.

Investment Objectives
Long-term growth of capital and future income.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investment Class	Service Class
Management Fees[1]	0.37%	0.37%
Distribution and/or Service (12b-1) Fees	N/A	0.25%
Other Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	0.38%	0.63%
[1]

The Fund’s management fee is a “unitary” fee that includes most operating expenses payable by the Fund. The rate fluctuates based upon the average daily net assets of the Fund, and may be higher or lower than shown above.

Expense Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods or continue to hold them. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investment Class	$39	$122	$213	$480
Service Class	$64	$202	$351	$786

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 21% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objectives by investing at least 80% of its net assets under normal circumstances in equity securities, such as common and preferred stocks.

State Street Global Advisors	1 of 5

State Street Institutional Premier Growth Equity Fund

(formerly known as the Premier Growth Equity Fund)

The Fund invests primarily in a limited number of large and medium sized companies (meaning companies with market capitalizations of $2 billion or more) that the portfolio manager believes have above-average growth histories and/or growth potential. The portfolio manager selects equity securities from a number of industries based on the merits of individual companies, although at times the Fund’s investments may be focused in one or more market sectors, such as technology. In seeking to achieve the Fund’s investment objective with respect to future income, the portfolio manager will also consider companies that have the potential to pay dividends in the future. Stock selection is key to the performance of the Fund.

The portfolio manager seeks to identify securities of companies with characteristics such as:

•	above-average annual growth rates

•	financial strength (favorable debt ratios and other financial characteristics)

•	leadership in their respective industries

•	high quality management focused on generating shareholder value

The portfolio manager may consider selling a security when one of these characteristics no longer applies, or when valuation becomes excessive and more attractive alternatives are identified.

The Fund also may invest to a lesser extent in securities of foreign (non-U.S.) issuers and debt securities. The portfolio manager may also use various types of derivative instruments (primarily futures contracts) to gain or hedge exposure to certain types of securities as an alternative to investing directly in or selling such securities.

Principal Risks

The principal risks of investing in the Fund are:

Securities Market Risk is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities markets may cause multiple asset classes to decline in value simultaneously, although equity securities generally have greater price volatility than fixed income securities. Negative conditions and price declines may occur unexpectedly and dramatically. In addition, the Fund could be forced to sell portfolio securities at an inopportune time in order to meet unusually large or frequent redemption requests in times of overall market turmoil or declining prices for the securities.

Growth Investing Risk is the risk of investing in growth stocks that may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

Mid-Cap Company Risk is the risk that investing in securities of mid-cap companies could entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited managerial and financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline more significantly or more rapidly than stocks of larger companies as market conditions change.

Focused Investing Risk Although the Fund is a diversified fund, it may focus its investments in the securities of a limited number of issuers in an effort to achieve a potentially greater investment return than a fund that invests in a larger number of issuers. As a result, price movements of a single issuer’s securities may have a greater impact on the Fund’s net asset value, causing it to fluctuate more than that of a more widely diversified fund.

Foreign Investment Risk is the risk that investing in securities of foreign (non-U.S.) issuers may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockages and political changes or diplomatic developments. The costs of investing in many foreign markets are higher than the U.S. and investments may be less liquid and more difficult to value. The risk of loss and volatility have increased over the past few years and may continue because of high levels of debt and other economic distress in various countries, including some in Europe. Attempted solutions such as austerity or stimulus measures and governmental regulation also may increase the risk of loss and volatility in securities markets.

Currency Risk is the risk that the dollar value of foreign investments will change in response to changes in currency exchange rates. If a foreign currency weakens against the U.S. dollar, the U.S. dollar value of an investment denominated in that currency would also decline.

State Street Global Advisors	2 of 5

State Street Institutional Premier Growth Equity Fund

(formerly known as the Premier Growth Equity Fund)

Credit Risk is the risk that the issuer or guarantor of a fixed income security, or the counterparty of a derivative instrument contract or repurchase agreement, is unable or unwilling (or is perceived to be unable or unwilling) to make timely payment of principal and/or interest, or to otherwise honor its obligations.

Interest Rate Risk is the risk that fixed income securities will decline in value because of changes in interest rates. Bond prices generally rise when interest rates decline and generally decline when interest rates rise. Although in recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates, the U.S. Federal Reserve recently raised interest rates slightly. It is possible there will be less governmental action in the future to maintain low interest rates or that action will be taken to raise interest rates further, which may have unpredictable effects on the market and the Fund’s investments. Thus, the Fund currently faces a heightened level of interest rate risk. More generally, changes in market conditions and governmental action may have adverse effects on investments, volatility, and liquidity in debt markets and any negative impact on fixed income securities could be swift and significant, potentially increasing Fund redemptions and negatively impacting the Fund’s performance.

Management Risk is the risk that the investment techniques and risk analyses applied by the investment adviser will not produce the desired results and that legislative, regulatory or tax restrictions, policies or developments may affect the investment techniques available to the investment adviser and the individual portfolio manager(s) in connection with managing the Fund. There is no guarantee that the investment objectives of the Fund will be achieved.

Derivative Instruments Risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument will not correlate well with the performance of the securities or asset class to which the Fund seeks exposure or which the Fund seeks to hedge, and (2) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested. In addition, changes in laws or regulations may make the use of derivative instruments more costly or may adversely affect the use, value or performance of derivative instruments.

Technology Sector Risk is the risk that market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the Fund’s investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel. To the extent the Fund invests in companies in the technology sector, the Fund may be subject to these risks.

It is possible to lose money on an investment in the Fund, and this risk of loss may be heightened if you hold shares of the Fund for a shorter period. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.

Performance

The bar chart and the Average Annual Total Returns table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare with the returns of two broad-based securities market indices. Past performance assumes the reinvestment of all dividend income and capital gains distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. For updated performance information, please visit the Fund’s website at www.ssga.com/geam or call 1-800-242-0134.

Calendar Year Total Returns (%)*

The bar chart shows the performance of the Fund’s Investment Class shares.

Highest/Lowest quarterly results during this time period were:

Highest 20.39% (quarter ended June 30, 2009)

Lowest -27.16% (quarter ended December 31, 2008)

*	As of March 31, 2017, the Fund’s Calendar Year-To-Date return was 11.57% for the Investment Class and 11.46% for the Service Class.

State Street Global Advisors	3 of 5

State Street Institutional Premier Growth Equity Fund

(formerly known as the Premier Growth Equity Fund)

Average Annual Total Returns (%) (for the periods ended December 31, 2016)

	1 Year	5 Years	10 Years	Since Inception
Investment Class (inception 10/29/99)
Return Before Taxes	2.94	14.92	7.85	5.77
Return After Taxes on Distributions	0.56	12.99	6.34	4.76
Return After Taxes on Distributions and Sale of Fund Shares	3.34	11.74	6.02	4.47
Service Class (inception 1/3/01)
Return Before Taxes	2.65	14.62	7.51	5.46
S&P 500® Index (does not reflect fees, expenses or taxes)	11.96	14.66	6.95	5.03	*
Russell 1000® Growth Index (does not reflect fees, expenses or taxes)	7.08	14.50	8.33	3.72	*
*	10/31/99 for each Index

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investment Class shares only and after-tax returns for Service Class shares will vary.

Portfolio Management

Investment Adviser

SSGA Funds Management, Inc. (“SSGA FM”)

Portfolio Manager

The primary individual portfolio manager of the Fund is:

Portfolio Manager	Portfolio manager experience in this Fund	Primary title with Investment Adviser
David B. Carlson, CFA	17 years	Senior Managing Director at State Street Global Advisors

Purchase and Sale of Fund Shares

Purchase Minimum
Eligible Investors	Initial Investment	Subsequent Investments

•   Direct institutional investors (i.e., institutional investors purchasing shares for their own accounts directly through State Street Global Advisors Funds Distributors, LLC (“SSGA FD”), the Fund’s principal distributor).

	$5 million	None

•   Investment only defined contribution plans with a minimum plan asset size of $25 million at time of investment.

•    Investment only defined contribution plans of any asset size that invest through an authorized retirement plan platform that aggregates trades for plan participants through omnibus or pooled account arrangements.

•    Qualified college savings plans.

•   Investors who invest via an omnibus account through authorized broker-dealers or other financial intermediaries that have entered into a distribution agreement, service agreement or other type of arrangement with SSGA FM, SSGA FD or the Fund.

•    Existing Fund shareholders of record.

•   General Electric Company affiliated retirement plans.

	None	None

You may sell (redeem) all or part of your Fund shares on any business day through the following options:

•	Sending a written request by mail to:

State Street Institutional Funds

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

State Street Global Advisors	4 of 5

State Street Institutional Premier Growth Equity Fund

(formerly known as the Premier Growth Equity Fund)

Overnight Delivery:

State Street Institutional Funds

c/o U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202-5207; or

•	Calling us at 1-800-242-0134.

Tax Information

Dividends and capital gains distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case you may be subject to federal income tax upon withdrawal from such tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

State Street Global Advisors	5 of 5

State Street Institutional Premier Growth Equity Fund

(formerly known as the Premier Growth Equity Fund)

State Street Global Advisors	SSF-INST SP PGE 4-30-2017